        (10) (a)  GOVERNMENT CONTRACTS



        1.   MAO/Evaluation of AIDS Vaccines in Non-Human Primates.

STANDARD FORM 26 (REV. 4-85)  NSN  0-01-152-8069   OMB No. 0990-0115   RFP 95-20
--------------------------------------------------------------------------------
                                AWARD/CONTRACT
--------------------------------------------------------------------------------
1.  THIS CONTRACT IS A RATED ORDER                 RATING          PAGE OF PAGES
    UNDER DPAS (15 CFR 350)                                           1     12
--------------------------------------------------------------------------------
2.  CONTRACT (Proc. inst. ident.) No.
    N01-AI-55276
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    September 30, 1995
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
    000911
--------------------------------------------------------------------------------
5.  ISSUED BY                                 CODE 2668-55276
    National Institutes of Health
    Contract Management Branch, NIAID
    Solar Building, Room 3C07
    6003 Executive Boulevard MSC 7610
    Bethesda, Maryland  20892-7610
--------------------------------------------------------------------------------
6.  ADMINISTERED BY (If other than item 5)    CODE

--------------------------------------------------------------------------------
7.  NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
    Code)

    Bioqual, Inc.
    2501 Research Boulevard
    Rockville, MD  20850


--------------------------------------------------------------------------------
CODE                                          FACILITY CODE
--------------------------------------------------------------------------------
8.  DELIVERY  Destination

    / / FOB ORIGIN   /X/ OTHER (See below)

--------------------------------------------------------------------------------
9.  DISCOUNT FOR PROMPT DELIVERY
    N/A
--------------------------------------------------------------------------------
10. SUBMIT INVOICES                           ITEM
(4 copies unless other-
wise specified) TO THE                        G.3
ADDRESS SHOWN IN
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR

    See Article F.1

--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY                   CODE

    See Article G.3

--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
    N/A

    / / 10 U.S.C. 2304 (c) (      )    / / 41 U.S.C. 253(c) (      )

--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA

    EIN# 1-521244771A1  CAN# 58425674
    DOC# 300N1AI55276A  SOC# 25.55
    FY1995 Funds Allotted: $201,819
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.              15B. SUPPLIES/SERVICES                 15C. QUANTITY   15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
-------------              ----------------------                 -------------   ---------    ---------------    -----------
Research & Development Contract-Awd. under MAN01-AI-42603                                           FY 95             201,819
Title: MAO/Evaluation of AIDS Vaccines in Non-Human Primate                                         FY 96             146,283
Period: September 30, 1995 through November 15, 1997                                                FY 97              19,387
Amount allotted: $     201,819
Contract Type: Cost Reimbursement/Completion
-----------------------------------------------------------------------------------------------------------------------------
                                                                       15G. TOTAL AMOUNT OF CONTRACT              $   367,489
-----------------------------------------------------------------------------------------------------------------------------

                            16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
(X)    SEC.                        DESCRIPTION                        PAGE(S)
--------------------------------------------------------------------------------
                          PART I - THE SCHEDULE
 X      A           SOLICITATION/CONTRACT FORM                           1
 X      B           SUPPLIES OR SERVICES AND PRICES/COST                 3
 X      C           DESCRIPTION/SPECS./WORK STATEMENT                    6
 X      D           PACKAGING AND MARKING                                7
 X      E           INSPECTION AND ACCEPTANCE                            7
 X      F           DELIVERIES OR PERFORMANCE                            7
 X      G           CONTRACT ADMINISTRATION DATA                         8
 X      H           SPECIAL CONTRACT REQUIREMENTS                        9

                         PART II - CONTRACT CLAUSES
 X      I           CONTRACT CLAUSES                                    10
                    PART III - LIST OF DOCUMENTS, EXHIBITS AND
                                OTHER ATTACH.
 X      J           LIST OF ATTACHMENTS                                 11
                    PART IV - REPRESENTATIONS AND INSTRUCTIONS
 X      K           REPRESENTATIONS, CERTIFICATIONS AND
                    OTHER STATEMENTS OF OFFERORS                        12
        L           INSTRS., CONDS., AND NOTICES TO OFFERORS
        M           EVALUATION FACTORS FOR AWARD

--------------------------------------------------------------------------------
        CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 3 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. / / AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _______________________ including the full additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents:
(a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)

    Michael P. O'Flaherty   COO
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                             19C. DATE SIGNED

BY    /s/ MICHAEL P. O'FLAHERTY                        9/22/95
  ----------------------------------------
  (Signature of person authorized to sign)
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
    Lawrence M. Butler, Contracting Officer
    AIDS Preclinical Research Contract Section, CMB, NIAID, NIH
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICA                       20C. DATE SIGNED

BY    /s/ LAWRENCE M. BUTLER                           9/22/95
  ----------------------------------------
  (Signature of Contracting Officer)
--------------------------------------------------------------------------------

            DETAILED TABLE OF MASTER AGREEMENT ORDER (MAO) CONTENTS

PART I - THE SCHEDULE
     SECTION A - SOLICITATION/CONTRACT FORM . . . . . . . . . . . . . . .  1
     SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS  . . . . . . . . .  3
          ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES  . . . .  3
          ARTICLE B.2. ESTIMATED COST AND FIXED FEE . . . . . . . . . . .  3
          ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS  . . . . . .  3
          ARTICLE B.4. ADVANCE UNDERSTANDINGS . . . . . . . . . . . . . .  5
     SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT  . . . . . . .  6
          ARTICLE C.1. STATEMENT OF WORK  . . . . . . . . . . . . . . . .  6
          ARTICLE C.2. REPORTING REQUIREMENTS . . . . . . . . . . . . . .  6
     SECTION D - PACKAGING, MARKING AND SHIPPING  . . . . . . . . . . . .  7
     SECTION E - INSPECTION AND ACCEPTANCE  . . . . . . . . . . . . . . .  7
     SECTION F - DELIVERIES OR PERFORMANCE  . . . . . . . . . . . . . . .  7
          ARTICLE F.1. DELIVERIES . . . . . . . . . . . . . . . . . . . .  7
          ARTICLE F.2. STOP WORK ORDER  . . . . . . . . . . . . . . . . .  8
     SECTION G - MASTER AGREEMENT ORDER ADMINISTRATION DATA . . . . . . .  8
          ARTICLE G.1. PROJECT OFFICER  . . . . . . . . . . . . . . . . .  8
          ARTICLE G.2. KEY PERSONNEL  . . . . . . . . . . . . . . . . . .  8
          ARTICLE G.3. INVOICE SUBMISSION . . . . . . . . . . . . . . . .  9
          ARTICLE G.4. GOVERNMENT PROPERTY  . . . . . . . . . . . . . . .  9
          ARTICLE G.5. GOVERNMENT SUPPLY SOURCES  . . . . . . . . . . . .  9
     SECTION H - SPECIAL MASTER AGREEMENT ORDER REQUIREMENTS  . . . . . .  9
          ARTICLE H.1. ANIMAL WELFARE ASSURANCE . . . . . . . . . . . . .  9
          ARTICLE H.2. HUMAN SUBJECTS . . . . . . . . . . . . . . . . . .  9
          ARTICLE H.3. SALARY RATE LIMITATION LEGISLATION PROVISIONS  . .  9
PART II     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION I - MASTER AGREEMENT ORDER CLAUSES . . . . . . . . . . . . . 10
          ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH
              AND DEVELOPMENT MASTER AGREEMENT ORDER  . . . . . . . . . . 10
          ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES  . . . . . . . 10
          ARTICLE I.3. ADDITIONAL MAO CLAUSES . . . . . . . . . . . . . . 10
          ARTICLE I.4. ADDITIONAL FAR CLAUSES INCLUDED IN FULL TEXT . . . 10
PART III    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     SECTION J - LIST OF ATTACHMENTS  . . . . . . . . . . . . . . . . . . 11
          Statement of Work . . . . . . . . . . . . . . . . . . . . . . . 11
          Invoice/Financing Request Instructions for NIH
            Cost-Reimbursement Type Contracts . . . . . . . . . . . . . . 11
          Safety and Health . . . . . . . . . . . . . . . . . . . . . . . 11
          Procurement of Certain Equipment  . . . . . . . . . . . . . . . 11
PART IV     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     SECTION K - REPRESENTATIONS AND CERTIFICATIONS . . . . . . . . . . . 12
          Representations and Certifications  . . . . . . . . . . . . . . 12
          Animal Welfare Assurance Number A3530-01  . . . . . . . . . . . 12

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

[THIS MAO IS AWARDED UNDER MASTER AGREEMENT NO1-AI-42603 FOR HIV
PRECLINICAL VACCINE DEVELOPMENT]


ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of this master agreement order (MAO) is to study the Immunogenicity of a Soluble Oligomeric Form of the HIV-1 Envelope Protein (Vaccine Study #13 under Category B RFP NIH-NIAID-DAIDS-95-20).


ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.   The estimated cost of this MAO is $343,769.

b. The fixed fee for this MAO is $23,720. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to withholding provisions of the clauses ALLOWABLE COST AND PAYMENT AND FIXED FEE referenced in the General Clause Listing in PART II, ARTICLE I.1. of this MAO. Payment of fixed fee shall not be made in less than monthly installments.

C. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is $367,489.

d. Total funds currently available for payment and allotted to this MAO are $201,819 of which $188,792 represents the estimated costs, and of which $13,027 represents the fixed fee. For further provisions on funding see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses of this Master Agreement Order (MAO).

e. It is estimated that the amount currently allotted will cover performance of the MAO through September 29, 1996.

f.   The negotiated costs for the contract period are:

                              Estimated           Fixed          Total Estimated
            Period            Cost                Fee            Cost Plus Fee
     09/30/95 - 09/29/96      $ 188,792           $ 13,027       $ 201,819
     09/30/96 - 09/29/97      $ 136,840           $  9,442       $ 146,283
     09/30/97 - 11/15/98      $  18,136           $  1,251       $  19,387
                              ---------           --------       ---------
     Total                    $ 343,769           $ 23,720       $ 367,489


ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.   Items Unallowable Unless Otherwise Provided

     Notwithstanding the clause(s), ALLOWABLE COST AND PAYMENT, [and FIXED FEE,] incorporated in this MAO, UNLESS AUTHORIZED IN WRITING BY THE CONTRACTING OFFICER, the costs of the following items or activities shall be UNALLOWABLE as direct costs:

     (1)  Acquisition, by purchase or lease, of any interest in real property;

     (2)  Special rearrangement or alteration of facilities;

     (3) Purchase or lease of an item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

     (4) Travel to attend general scientific meetings (a general scientific meeting is defined as an assemblage of scientific/technical personnel held to exchange information and ideas through a scheduled program of presentations; includes conferences, congresses, seminars, symposia and workshops; usually sponsored by a national organization);

     (5)  Foreign travel - See Paragraph b. below;

     (6)  Overtime premium;

     (7)  Consultant fees;

     (8)  Subcontracts;

     (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property, 1990, regardless of acquisition value).

b.   Travel Costs

     (1)  Domestic Travel

          (a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this MAO shall not exceed $-0- without the prior written approval of the Contracting Officer.

               (DOMESTIC TRAVEL is defined as MAO Holder travel directly applicable to performance under this MAO; includes travel to discuss progress under this MAO with the Project Officer or Contracting Officer or to attend meetings, called by the NIAID, of collaborating program investigators to discuss program progress and plans. The domestic travel amount above does not include scientific meeting travel which is defined in Article B.3.a. above and which shall be specifically approved in writing by the Contracting Officer.)

          (b) The cost of travel by privately-owned automobile shall be reimbursed at the mileage rate prescribed by the MAO Holder's established, generally applicable travel policy in lieu of actual costs, provided, however, that such reimbursement shall not exceed the otherwise allowable comparative cost of travel by common carrier.

          (c) Reasonable actual costs of lodging and subsistence, or per diem in lieu of actual costs, shall be allowable to the extent that such actual costs or per diem amounts do not exceed the amounts or per diem rates prescribed by the MAO Holder's established, generally applicable travel policy.

          (d) Any revision to the MAO Holder's established, generally applicable travel policy submitted to the cognizant audit agency during the period of performance of this MAO shall be effective, without formal modification to this MAO, upon delivery to the Contracting Officer of notice describing such revised policy together with evidence of submission thereof to the cognizant audit agency.

     (2)  Foreign Travel

          Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Master Agreement Holder's personnel to travel and their functions in the specific Master Agreement Order project; (c) the Master Agreement Order purposes to be served by the travel; (d) how travel of Master Agreement Order personnel will benefit and contribute to accomplishing the specific Master Agreement Order project, or will otherwise justify the expenditure of NIH Master Agreement Order funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the specific Master Agreement Order and thus further benefit the project.


ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this MAO notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a. The estimated level of effort set forth below is for guidance to serve not as a measure of the MAO Holder's obligation but as a further description of the required tasks. It will represent the basis of direct labor agreed to in the MAO negotiations for the period from September 30, 1995 through November 15, 1997, and will be used by both the Government and the MAO Holder to monitor progress toward achievement of the MAO objectives.

                                          Total Estimated
          Labor Category                  Number of Hours
          --------------                  ---------------
          Principal Investigator                    208
          Other Professional Staff                   99
          Technical Staff                         3,278
                                                  -----
              TOTAL                               3,585

b. The MAO Holder agrees to abide by the terms of FAR 52.247-63, Preference for U.S.-Flag Air Carriers. This provision states in part that, in performing work under this MAO, the MAO Holder shall utilize U.S. flag air carriers unless service by those carriers is not available. If U.S. flag air carriers are not available the MAO Holder shall so certify in writing and include that certification/justification in the request for advance approval of foreign travel. (Cost/lower fares are not acceptable reasons for proposing to utilize foreign air carriers.)

c. If the MAO contains any specific limitations/ceilings on particular costs, these shall always prevail until modified in the MAO.

d. The MAO Holder agrees that samples/products received from/through the Government for utilization under this MAO shall be used only for purposes required by this MAO.

e.   Publication of Manuscripts or Abstracts

     Because there is a likelihood that the MAO Holder will be evaluating proprietary compounds provided to the Government by a third party, it is essential to include provisions that will protect the rights of the third party suppliers as follows:

          The MAO Holder agrees that manuscripts/abstracts based on data/information generated under this MAO will not be submitted for publication until written Project Officer clearance has been received. MAO support shall be acknowledged in all such publications. (Refer to Attachment 1, Work Statement, Item Number 11.C.) A "publication" is defined as an issue of printed material offered for distribution or any communication or oral presentation of information.

          The Project Officer will review all manuscripts/documents in a period of time not to exceed 30 calendar days from receipt, and will either grant clearance for publication/disclosure, recommend changes or, as applicable, refer the document to the Supplier of the compound for their review.

          NIAID will use its best efforts to assist and expedite the review process by the Supplier wherever possible.

f.   Correspondence Procedures

     To promote timely and effective administration, correspondence (except for invoices/financial reports, technical progress reports/other deliverables) submitted under this MAO shall be subject to the following procedures:

     1. TECHNICAL CORRESPONDENCE shall be addressed to the Project Officer with an information copy of the basic correspondence to the Contracting Officer. (As used herein, technical correspondence excludes correspondence which proposes deviations from or modifications of MAO requirements, terms or conditions.)

     2. OTHER CORRESPONDENCE shall be addressed to the Contracting Officer, with an information copy of the basic correspondence to the Project Officer.

     3. Subject Line(s). All correspondence shall contain a subject line commencing with the MAO number as illustrated below:

               SUBJECT:  MAO No. NO1-AI-55276
                         REQUEST FOR APPROVAL OF

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the MAO Holder shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 30, 1995, attached hereto and incorporated herein.

ARTICLE C.2. REPORTING REQUIREMENTS

a.   Technical Reports

     In addition to those reports required by the other terms of this MAO, the MAO Holder shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this MAO:

     (1)  Quarterly Progress Report

          This report shall include a (description of the activities during the reporting period, and the activities planned for the ensuing reporting period. - OR - summation of the monthly progress reports.) The first reporting period consists of the first full three months of performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of three full calendar months. A quarterly report shall not be submitted when a final report is due.

     (2)  Final Report

          The MAO Holder shall submit five (5) copies of the final report documents. Four (4) copies shall be submitted to the Project Officer and (1) copy shall be submitted to the Contracting Officer. This report is to include a summation of the work performed and results obtained for the entire MAO period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted no later than the completion date of this MAO.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this MAO shall be packaged, marked and shipped in accordance with Government specifications. The MAO Holder shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.


SECTION E - INSPECTION AND ACCEPTANCE

a. For the purpose of this ARTICLE, the designated Project Officer is the authorized representative of the Contracting Officer, who shall perform inspection and acceptance of materials and services to be provided.

b. Inspection and acceptance will be performed at the Project Officer's address listed in the clause entitled "Deliveries" in Section F.

     Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

C. This MAO incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FAR Clause 52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT - (SHORT
     FORM)(APRIL 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of this MAO shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in (SECTION C, ARTICLE C.2. shall be delivered f.o.b. destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below [and any specifications stated in SECTION D. PACKAGING, MARKING AND SHIPPING, of this MAO]:


     Item      Description         Quantity       Delivery Schedule
     ----      -----------         ---------      -----------------
     a.        Quarterly           5              01/12/96, 97
                                                  04/12/96, 97
                                                  07/12/96, 97
                                                  10/12/96

     b.        Final               5              11/15/97

     The above items shall be addressed and delivered to:

     Addressee            Deliverable Item No.  Quantity
     ---------            --------------------  --------
     Project Officer               a.             4
     PRB, DAIDS                    b.             4
     Solar Bldg., Rm. 2A38
     6003 Executive Blvd.
     Bethesda, MD. 20892

     Contracting Officer           a.             1
     CMB, DEA, NIAID, NIH          b.             1
     Solar Bldg., Rm. 3C07
     6003 Executive Blvd.
     Bethesda, MD. 20892


ARTICLE F.2. STOP WORK ORDER

This MAO incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its lull text available.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:
     52.212-13, STOP WORK ORDER (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - MASTER AGREEMENT ORDER ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

Pursuant to the Project Officer Article incorporated in the MA, the following Project Officers will represent the Government for the purpose of this MAO:

     MAO Project Officer                 Nancy Miller, Ph.D.
     MAO Assistant Project Officer       Marta Glass, M.S.


ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in the MA, the following individuals are considered to be essential to the work being performed hereunder:

               NAME                                   TITLE
               ----                                   -----
     Richard P. Bradbury, D.V.M.              Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION


a.   INVOICE SUBMISSION - COST-REIMBURSEMENT MAOs

     The Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1, set forth in your Master Agreement are incorporated herein.

     The invoice instructions and directions for the submission of invoice/financing requests contained in the MA must be followed to meet the requirements of a "proper" invoice, pursuant to FAR 32.9.


ARTICLE G.4. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in this Section I of this MAO, the MAO Holder shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this MAO by reference. Among other issues, this publication provides a summary of the MAO Holder's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the MAO. A copy of this publication is available upon request to the Contract Property Administrator at the following address:

          Contracts Property Administrator
          Research Contracts Property Administration, NIH
          Building 13, Room 2E-65
          9000 Rockville Pike
          Bethesda, Maryland 20892
          (301) 496-6466


ARTICLE G.5. GOVERNMENT SUPPLY SOURCES, is hereby incorporated into this MAO by reference pursuant to the Master Agreement.


SECTION H - SPECIAL MASTER AGREEMENT ORDER REQUIREMENTS

The following Articles are incorporated into this MAO by reference pursuant to the Master Agreement. [(Any MAO Articles which are not contained in the MA are set forth below in full text)]:

a.   ARTICLE H.1. ANIMAL WELFARE ASSURANCE

b.   ARTICLE H.2. HUMAN SUBJECTS

c.   ARTICLE H.3. SALARY RATE LIMITATION LEGISLATION PROVISIONS

     Paragraph b. of this ARTICLE is revised as follows:

     b.   Public Law No.           Fiscal Year         Salary Limitation
          --------------           -----------         -----------------

          103-333                    1995                  $125,000

                                    PART II


SECTION I - MASTER AGREEMENT ORDER CLAUSES

The following Articles are incorporated into this MAO by reference pursuant to the Master Agreement. [(Any MAO Articles which are not contained in the MA are set forth below in full text)]:



a. ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT MASTER AGREEMENT ORDER


b.   ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSES, [Cost-Reimbursement]


C.   ARTICLE I.3. ADDITIONAL MAO CLAUSES, [Cost-Reimbursement]


d.   ARTICLE I.4. ADDITIONAL FAR CLAUSES INCLUDED IN FULL TEXT

                                    PART III

SECTION J - LIST OF ATTACHMENTS

Unless otherwise indicated below, the following documents are attached and incorporated in this MAO:

1.   Statement of Work, September 30, 1995, 4 pages.

2. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-1 (6/18/92), 4 pages. [This attachment is part of the Master Agreement document and is incorporated into this MAO by reference.]

3. Safety and Health, PHSAR Clause 352.223-70, (4/84), 2 pages. [This attachment is part of the Master Agreement document and is incorporated into this MAO by reference.]

4. Procurement of Certain Equipment, NIH(RC)-7, (4/1/84), 1 page. [This attachment is part of the Master Agreement document and is incorporated into this MAO by reference.]

                                    PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS


The following documents are incorporated by reference in this MAO:

1.   Representations and Certifications, dated March 14, 1995.

2.   Animal Welfare Assurance Number A3530-01.



                              END of the SCHEDULE
                            (MASTER AGREEMENT ORDER)